UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2012

THE WESTERN UNION COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-32903	20-4531180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12500 East Belford Avenue Englewood, Colorado		80112
(Address of principal executive offices)		(Zip Code)

(866) 405-5012

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On December 10, 2012, The Western Union Company (the “Company”) issued a press release announcing the sale of the Notes (as defined below), as described in Item 8.01 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99. The information furnished under this Item 7.01, including Exhibit 99 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

Item 8.01	Other Events.

On December 5, 2012, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as Representatives of the several Underwriters named therein, with respect to the offering and sale by the Company of $250,000,000 aggregate principal amount of its 2.375% Notes due 2015 (the “2015 Notes”) and $500,000,000 aggregate principal amount of its 2.875% Notes due 2017 (the “2017 Notes,” and together with the 2015 Notes, the “Notes”) under the Company’s Registration Statement on Form S-3 (Registration No. 333-170967). The Notes were issued pursuant to the Indenture, dated as of November 17, 2006, between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented by the Supplemental Indenture dated as of September 6, 2007 between the Company and the Trustee. The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The sale of the Notes closed on December 10, 2012. The forms of the 2015 Notes and the 2017 Notes are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

In connection with the issuance of the Notes, Sidley Austin LLP provided the Company with the legal opinion attached to this Current Report on Form 8-K as Exhibit 5.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

1.1	Underwriting Agreement, dated as of December 5, 2012, by and among the Company, J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as Representatives of the several Underwriters named therein, relating to the Notes.

4.1	Form of 2.375% Note due 2015.

4.2	Form of 2.875% Note due 2017.

5.1	Opinion of Sidley Austin LLP relating to the Notes.

99	Press release issued by the Company on December 10, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WESTERN UNION COMPANY

Dated: December 10, 2012	By:	/s/ Darren A. Dragovich
	Name: Title:	Darren A. Dragovich Vice President and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

1.1	Underwriting Agreement, dated as of December 5, 2012, by and among the Company, J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as Representatives of the several Underwriters named therein, relating to the Notes.

4.1	Form of 2.375% Note due 2015.

4.2	Form of 2.875% Note due 2017.

5.1	Opinion of Sidley Austin LLP relating to the Notes.

99	Press release issued by the Company on December 10, 2012.